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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                               ------------------------


                                       FORM 8-K
                               ------------------------

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported):  July 31, 1996





                                IN FOCUS SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)





         Oregon                           000-18908           93-0932102
   (State or other jurisdiction of     (Commission File    (I.R.S. Employer
 incorporation or organization)           Number)          Identification No.)

27700B SW Parkway Avenue, Wilsonville, Oregon                   97070
    (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code:  503-685-8888


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                                IN FOCUS SYSTEMS, INC.
                                       FORM 8-K
                                        INDEX


Item          Description                                       Page
- - ----          -----------                                       ----

Item 5.       Other Events                                        2

              Signatures                                          3





                                          1

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ITEM 5.   OTHER EVENTS

       Certain communications made by the Company include forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties and several factors could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements relating to anticipated gross margins, availability of products manufactured on behalf of the Company, backlog and new product introductions are frequently made by the Company. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: 1) in regards to gross margins, uncertainties associated with market acceptance of and demand for the Company's products, impact of competitive products and pricing and dependence on third party suppliers; 2) in regards to product availability and backlog, uncertainties associated with manufacturing capabilities and dependence on third party suppliers; and 3) in regards to new product introductions, uncertainties associated with the development of technology and the establishment of full manufacturing capabilities, dependence on third party suppliers and intellectual property rights. Investors are directed to the Company's filings with the Securities and Exchange Commission, including the Company's 1995 Form 10-K, which are available from the Company without charge, for a more complete description of the risks and uncertainties relating to forward looking statements made by the Company as well as to other aspects of the Company's business.


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SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                             IN FOCUS SYSTEMS, INC.



Date:  July 31, 1996         By   /s/ John V. Harker
                               ---------------------------------------------
                             John V. Harker
                             Chairman, President and Chief Executive Officer
                             (Principal Executive Officer)



Date:  July 31, 1996         By   /s/ Michael D. Yonker
                               ---------------------------------------------
                             Michael D. Yonker
                             Vice President and Chief Financial Officer
                             (Principal Financial and Accounting Officer)


                                          3